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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):   April 25, 2001

                        ZENITH ELECTRONICS CORPORATION
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            (Exact name of registrant as specified in its charter)

         Delaware                         1-4115                 36-1996520
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             2000 Millbrook Drive
                         Lincolnshire, Illinois  60069
                   (Address of principal executive offices)

                                 847-941-8000
             (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

         (a)   Previous Independent Accountant:

         (i) Arthur Andersen LLP ("Arthur Andersen") was replaced as independent auditor for the Registrant on April 25, 2001;

         (ii) Arthur Andersen's reports on the financial statements of the Registrant for the two most recent fiscal years ended December 31, 2000 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles;

         (iii) The Registrant's Board of Directors approved the change in accountants;

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         (iv)  For the two most recent fiscal years ended December 31, 2000 and through April 25, 2001, there has been no disagreement between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports; and

         (v) During the two most recent fiscal years ended December 31, 2000, and through April 25, 2001, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v).

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, the Registrant has provided Arthur Andersen with a copy of this Report on Form 8-K and Arthur Andersen has provided to the Registrant a response addressed to the Securities and Exchange Commission as to Arthur Andersen's agreement with the statements made in this Item 4 as to Arthur Andersen. Such response is filed as Exhibit 16 to this Report on Form 8-K.

         (b)   New Independent Accountant:

         (i) The Registrant engaged KPMG LLP as its new independent auditors as of April 25, 2001. Prior to such date, the Registrant did not consult with KPMG regarding (i) the application of accounting principles to a specific transaction, (ii) the type of audit opinion that might be rendered by KPMG, or
(iii) any other matter that was the subject of an event of a disagreement between the Registrant and its former auditor as described in Regulation S-K,
Item 304(a)(1)(iv).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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         (e) The Exhibits accompanying this report are listed in the accompanying Exhibit Index

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZENITH ELECTRONICS CORPORATION

Date: April 25, 2001                      By:  /s/ Beverly A. Wyckoff
                                          Vice President, General Counsel
                                            and Secretary


Exhibits Index
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Exhibit Number      Exhibit Description
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     16             Letter of the Registrant's former independent accountant
                    Arthur Andersen LLP.